Exhibit 99

             Provident Financial Group Announces Financial Results
                    for the Fourth Quarter & Full-Year 2003


            Strategic Actions Taking Hold -- Improved Credit Profile


    CINCINNATI, Jan. 21 /PRNewswire-FirstCall/ -- Provident Financial Group, Inc. announced fourth quarter and full year 2003 financial results today. For the quarter ended December 31, 2003, reported net income was $30.2 million or 59 cents per share, a 14 percent increase over $26.6 million or 52 cents per share reported in 2002's fourth quarter. Fourth quarter 2003 reported returns on average equity and assets were 13.51 percent and 0.70 percent, compared with 12.38 percent and 0.62 percent in last year's fourth quarter. The company closed on the sale of its Florida operations during the quarter and recorded a $75.0 million pre-tax gain. Excluding the net positive impact from the gain and other items that are discussed in more detail on page two, fourth quarter earnings were $28.7 million or 56 cents per share.

    Commenting on the quarter as well as the full year, Robert L. Hoverson, Provident's President and Chief Executive Officer, said, "Over the past few years we have been actively engaged in lowering the company's risk profile. Several additional related strategic actions taken during the fourth quarter constitute very significant milestones in the history of our company. We are very excited about our future as we emerge from this transformation. Actions taken to solidify our risk profile will now help us shift our focus even more unequivocally on increasing profitability in 2004 and beyond."

    During the quarter, the company executed the sale of approximately
$38 million of non-performing loans and leases in its commercial portfolio. As a result of this sale and other actions taken throughout the year, non-performing assets are nearly $100 million lower than the outstandings at the end of 2002, and approximately $48 million lower than at the end of September 2003. All key credit ratios have improved significantly over year-end 2002. For the period ended December 31, 2003, the reserve as a percentage of non-performing assets was over 190 percent, and non-performing assets as a percentage of total loans and leases were 0.95 percent. Also through sales executed during the quarter, the company's exposure to the commercial airline industry is now at $97 million compared with $178 million at year-end 2002. These initiatives along with all the other steps taken throughout the past two years should result in similar to or better credit performance than industry peers. The business lines the company has chosen to selectively pursue and grow should make this change permanent. This transformation should have a lasting impact on the performance of the company.

    The after-tax losses on the sales of non-performing assets, certain commercial aircraft loan and lease exposures, and other asset impairments were $22.3 million. Also during the quarter, the company recorded charges totaling $24.8 million related to the prepayment of $140.0 million of high-rate Federal Home Loan Bank debt, and costs associated with contract terminations, severance and exited businesses. Furthermore, as a result of new accounting rules implemented by FASB Interpretation No. 46, "Consolidation of Variable Interest Entities," the company took a cumulative after-tax charge of $1.2 million. The company also recorded an after-tax gain of $48.7 million from the sale of its Florida operations, which closed in mid-November. Initial projections indicated a pre-tax gain from the Florida operations of approximately $70 million; however, the actual pre-tax gain was $75.0 million. The net positive impact from this gain as well as the other items impacting fourth quarter results were approximately $1.6 million, or 3 cents per share as detailed in the chart below.



                    Fourth Quarter 2003 Earnings Overview
                  ($ in millions, excluding per share data)

                                                             After-Tax
                                                     Gain/(Loss)        EPS

    Earnings, before impact of accounting change          $31.4         $0.61
    Impact of changes in accounting
      principle (FIN 46)                                   (1.2)        (0.02)
    Reported earnings, after impact of accounting change   30.2          0.59
    Fourth Quarter Items
       Sale of Florida operations                          48.7          0.95
       Sale of classified loans & aircraft leases         (17.8)        (0.35)
       Retirement of corporate debt                       (16.6)        (0.32)
       Contract termination, severance,
         business exit costs & other                       (8.2)        (0.16)
       Impairment of equity investment &
         aircraft lease residuals                          (4.5)        (0.09)
                   Total impact of fourth quarter items     1.6          0.03

    Earnings, after impact of fourth quarter items
      & accounting change                                 $28.7         $0.56

    Full-Year 2003 Earnings Results
     * Full-year 2003 reported net income was $96.7 million or $1.90 per share, and reported returns on average equity and assets were
       10.97 percent and 0.55 percent. This compares with net income of $95.5 million or $1.88 per share and returns on average equity and assets of 11.27 percent and 0.58 percent reported for the year ended December 31, 2002.
     * Excluding the impact of the accounting change, full-year 2003 earnings were $97.9 million or $1.92 per share.
     * Excluding the impact of the accounting change as well as other items recorded during the second and fourth quarters, full-year 2003 earnings were $109.3 million or $2.15 per share.

    Loans & Asset Quality

    Average loans and leases for 2003's fourth quarter were $9.0 billion compared with $9.0 billion in last year's fourth quarter. Average loans and leases for the full-year 2003 were $9.1 billion compared with $8.8 billion for the full-year 2002. Total loans and leases outstanding on December 31, 2003 were $8.9 billion compared with $9.1 billion on December 31, 2002. Fourth quarter and full year 2003 loan and lease comparisons are skewed by the second quarter sale of $471.0 million of subprime residential mortgage loans and the fourth quarter sale of Florida operations. Excluding these sales, loans and leases outstanding on December 31, 2002 were $8.3 billion, and average loans and leases for 2003's fourth quarter and full-year were $8.7 billion and $8.5 billion, compared with $8.1 billion and $7.8 billion for 2002's fourth quarter and full-year.

    The tables below present a comparison of key asset quality indicators.


    ($ in millions)                            Quarter            Full-Year
                                        4Q-03   3Q-03   4Q-02    2003   2002

    Provision for Loan & Lease Losses
      Reported                           $35.1   $11.9   $18.2  $116.0  $99.5
      Excluding Impact of Sales*          10.1    11.9    18.2    57.7   99.5

    NCOs to Average Total Loans &
     Leases
      Reported                           2.64%   0.57%   0.98%   1.73%  1.59%
      Excluding Impact of Sales*         0.45%   0.57%   0.98%   0.65%  1.59%

                                                   Period Ended
                                       12/31/03      09/30/03       12/31/02
    Reserve for Loan & Lease Losses     $160.0        $184.2         $201.1
    Reserves to NPAs                      190%          140%           110%
    Reserves to Total Loans & Leases     1.80%         2.04%          2.20%

    NPAs                                 $84.2        $132.0         $182.2
    NPAs to Total Loans, Leases
      & Other NPAs                       0.95%         1.46%          1.99%

    * Sold classified loans, aircraft leases & other impairments in 4Q-03; sold subprime residential mortgage in 2Q-03.

    Revenue & Expenses

    Revenue and expense category comparisons for 2003 and 2002, including the net interest margin, are skewed by the sale of the Florida operations, which closed in late November 2003, and the sale of subprime residential mortgage loans executed in 2003's second quarter. Fourth quarter 2003 net interest income was $74.2 million compared with $80.9 million in last year's fourth quarter. The net interest margin was 2.02 percent compared with 2.01 percent last quarter and 2.36 percent in last year's fourth quarter. Non-interest income was $253.6 million. Excluding the net positive impact from fourth quarter items, non-interest income was $181.4 million compared with $204.3 million in last year's fourth quarter. Revenue, comprised of net interest income and non-interest income, but excluding warrant and securities gains/losses as well as other gains/losses from the sales of certain businesses and assets, was $256.8 million compared with $283.9 million in last year's fourth quarter. Fourth quarter 2003 non-interest expenses were $246.3 million. Excluding charges related to fourth quarter items, non-interest expenses were $203.4 million compared with $207.3 million last quarter and $226.7 million in last year's fourth quarter.


    Deposits

    Average retail and commercial deposits for 2003's fourth quarter were $6.4 billion, an increase of 6 percent from $6.0 billion in 2002's fourth quarter. Excluding the managed run-off of higher-cost CDs, transactional deposit accounts were up 22 percent. For the period ended December 31, 2003, retail and commercial deposits were $6.4 billion, an increase of 4 percent from $6.2 billion on December 31, 2002. All comparisons exclude results from Florida operations.


    Outlook

    At this time the range of the company's internal earnings projections is between $2.35 and $2.45 per share for the full-year 2004. Underlying credit expectations are for performance similar to the fourth quarter, excluding the impact of the sale transactions. These projections are based on a steady, but slow improvement in the economy.


    Capital Position

    Common shareholders' equity was $892.1 million or $18.19 per share on December 31, 2003 compared with $885.4 million or $18.11 per share on September 30, 2003. On December 31, 2003 common equity to assets was5.24 percent and Tier I and total risk-based capital ratios were 10.62 percent and
12.48 percent respectively.


    Additional Twelve Months Results

    For the full-year 2003, net interest income was $315.8 million compared with $315.6 million for 2002. Non-interest income for 2003 was $845.3 million. Excluding the net positive impact from second and fourth quarter items, non-interest income was $754.2 million compared with $805.5 million for 2002. Revenue, comprised of net interest income and non-interest income, but excluding warrant and securities gains/losses as well as other gains/losses from the sales of certain businesses and assets, was $1,062.0 million for 2003 compared with $1,110.3 million for 2002. The full-year 2003 net interest margin was 2.18 percent compared with 2.41 percent for 2002. Non-interest expenses for 2003 were $900.1 million. Excluding charges related to second and fourth quarter items, non-interest expenses were $850.3 million compared with $876.0 million for 2002.


    Conference Call & Webcast

    A conference call and webcast will be held today at 2:00 p.m. (ET). To participate in the conference call, dial 1-800-404-1354, approximately five minutes prior to the start of the call. A replay will be available from 5:00 p.m. today through Monday, January 26, 2004 at 11:59 p.m. by calling 1-800-642-1687 (passcode 476 56 82). The webcast can be accessed from the Investor Relations area of Provident's websiteat http://www.providentbank.com. The webcast will be available for replay approximately one hour after the call.


    Forward-Looking Statements

    This document contains certain forward-looking statements that are subject to numerous assumptions, risks or uncertainties. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements may be identified by words such as estimates, anticipates, projects, plans, expects, intends, believes, should and similar expressions and by the context in which they are used. Such statements are based upon current expectations of the company and speak only as of the date made. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: sharp and/or rapid changes in interest rates; significant changes in the anticipated economic scenario which could materially change anticipated credit quality trends; the ability to generate loans and leases; significant cost, delay in, or ability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; and significant changes in accounting, tax, or regulatory practices or requirements and factors noted in connection with forward-looking statements. Additionally, borrowers could suffer unanticipated losses without regard to general economic conditions. The results of these and other factors could cause differences from expectations in the level of defaults, changes in the risk characteristics of the loan and lease portfolio, and changes in the provision for loan and lease losses. Provident undertakes no obligations to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made.


    About Provident Financial Group, Inc.

    Provident Financial Group, Inc. (Nasdaq: PFGI) is a bank holding company located in Cincinnati, Ohio. Its main subsidiary, The Provident Bank, provides a diverse line of banking and financial products, services and solutions through retail banking offices located in Southwestern Ohio and Northern Kentucky, and through commercial lending offices located throughout Ohio and surrounding states. Customers have access to banking services 24-hours a day through Provident's extensive network of ATMs, Telebank, a telephone customer service center, and the Internet at www.providentbank.com . At December 31, 2003, Provident Financial Group had $8.9 billion in loans outstanding, $10.4 billion in deposits, and assets of $17.0 billion. Provident has served the financial needs of its customers for 100 years, and currently 3,200 Provident associates serve approximately 500,000 customers.



    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Financial Highlights
    (unaudited)
                                  Three Months            Twelve Months
    For The Period Ended
     December 31               2003    2002  % Change    2003    2002 % Change
    PER COMMON SHARE:
      Net Income
           Basic - Before
            Cumulative
            Effect of
            Changes in
            Accounting
            Principles         $.63    $.54    16.7%   $1.98   $1.94     2.1%
           Basic - After
            Cumulative
            Effect of
            Changes in
            Accounting
            Principles          .61     .54    13.0%    1.96    1.94     1.0%
           Diluted - Before
            Cumulative
            Effect of
            Changes in
            Accounting
            Principles          .61     .52    17.3%    1.92    1.88     2.1%
           Diluted - After
            Cumulative
            Effect of
            Changes in
            Accounting
            Principles          .59     .52    13.5%    1.90    1.88     1.1%
      Dividends                 .24     .24     0.0%     .96     .96     0.0%
      Book Value                                       18.19   17.91     1.6%

    RESULTS OF OPERATIONS:
     (In Millions)
        Net Interest Income   $74.2   $80.9   (8.3)%  $315.8  $315.6     0.1%
        Provision for Loan
         and Lease Losses      35.1    18.2    92.3%   116.0    99.5    16.5%
        Net Income             30.2    26.6    13.5%    96.7    95.5     1.3%

    FINANCIAL RATIOS:
        Performance Ratios:
            Return on
             Average Assets   0.70%   0.62%            0.55%   0.58%
            Return on
             Average
             Shareholders'
             Equity           13.51   12.38            10.97   11.27
            Average
             Shareholders'
             Equity to
             Average Assets    5.14    5.03             5.00    5.12
            Net Interest
             Margin            2.02    2.36             2.18    2.41
        Capital Adequacy
         Ratios (Period
         End):
            Shareholders'
             Equity to Total
             Assets                                     5.28    5.02
            Tier I Leverage
             Ratio                                      8.14    7.81
            Risk-Based
             Capital Ratio -
             Tier I Capital                            10.62    9.40
            Risk-Based
             Capital Ratio -
             Total Capital                             12.48   11.42
              (Current
               Period
               Regulatory
               Ratios are
               Estimated)

    ASSET QUALITY RATIOS:
        Reserve for Loan and
         Lease Losses to:
           Total Loans and
            Leases                                     1.80%   2.20%
           Nonaccrual Loans                           200.35  120.80
        Nonperforming Assets
         to:
           Total Loans,
            Leases and Other
            Nonperforming
            Assets                                       .95    1.99
           Total Assets                                  .49    1.04
        Net Charge-Off's to
           Average Total
            Loans and Leases
            (Annualized)      2.64%    .98%             1.73    1.59

    AVERAGE BALANCES: (In
     Millions)
        Total Loans and
         Leases              $8,982  $8,957     0.3%  $9,051  $8,757     3.4%
        Earning Assets       14,555  13,633     6.8%  14,502  13,105    10.7%
        Leased Equipment      1,737   2,369   (26.7)%  1,999   2,477  (19.3)%
        Assets               17,395  17,114     1.6%  17,619  16,538     6.5%
        Deposits             10,651   9,481    12.3%  10,648   9,247    15.2%
        Interest Bearing
         Liabilities         14,337  14,547    (1.4)% 14,852  14,205     4.6%
        Shareholders' Equity    894     860     4.0%     882     847     4.1%

    PERIOD END BALANCES: (In
     Millions)
        Total Loans and
         Leases                                       $8,896  $9,134    (2.6)%
        Leased Equipment                               1,653   2,350   (29.7)%
        Assets                                        17,018  17,540    (3.0)%
        Deposits                                      10,336   9,849     4.9%
        Shareholders' Equity                             899     880     2.2%

    OFF-BALANCE SHEET
     SECURITIZED LOANS AND
     LEASES: (In Millions)
        Residential Mortgage                          $1,170  $1,779   (34.2)%
        Home Equity                                      133     195   (31.8)%
        Direct Finance
         Leasing                                          41      94   (56.4)%
        Total Off-Balance
         Sheet Securitized
         Loans and Leases                             $1,344  $2,068   (35.0)%

    (See Asset Securitization Sales Note to Consolidated Financial Statements within the Company's Form 10-K for further discussion of these off-balance sheet assets.)


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Statements Of Income
    (unaudited)
                                                    Three Months Ended
                                                       December 31,
    (Dollars In Thousands Except Per
     Share Data)                                2003        2002      % Change

    Net Interest Income                      $74,216     $80,909        (8.3)%

    Provision for Loan and Lease Losses       35,070      18,237        92.3%

    Noninterest Income:
      Service Charges on Deposit Accounts     12,367      12,139         1.9%
      Loan Servicing Fees                     13,150      11,550        13.9%
      Commercial Mortgage Banking Revenue     13,550       8,222        64.8%
      Other Service Charges and Fees          12,758      12,754         0.0%
      Leasing Income                         114,484     148,107       (22.7)%
      Cash Gain on Sale of Loans               3,714       3,556         4.4%
      Warrant Gains                                -           -          n/m
      Net Securities Gains / (Losses)         (1,128)      1,309      (186.2)%
      Net Gain on Florida Assets and
       Liabilities                            74,998           -          n/m
      Net Gain on Merchant Services
       Business                                    -           -          n/m
      Other                                    9,664       6,650        45.3%
         Total Noninterest Income            253,557     204,287        24.1%

    Noninterest Expense:
      Salaries, Wages and Benefits            64,855      60,918         6.5%
      Charges and Fees                         9,059       7,752        16.9%
      Occupancy                                6,449       5,808        11.0%
      Leasing Expense                         88,412     102,416       (13.7)%
      Equipment Expense                        6,114       6,483        (5.7)%
      Professional Services                    7,945       7,679         3.5%
      Minority Interest Expense                3,197       3,180         0.5%
      Debt Retirement Charge                  25,584           -          n/m
      Disposition Cost of Subprime Loans           -           -          n/m
      Other                                   34,659      32,464         6.8%
         Total Noninterest Expense           246,274     226,700         8.6%

           Income Before Income Taxes and
            Cumulative Effect of Changes in
            Accounting Principles             46,429      40,259        15.3%

    Income Taxes                              15,005      13,630        10.1%

           Income Before Cumulative Effect
            of Changes in Accounting
            Principles                        31,424      26,629        18.0%

    Cumulative Effect of Changes in
     Accounting Principles                    (1,202)          -          n/m

              Net Income                     $30,222     $26,629        13.5%

    Other Data:
      Basic Earnings Per Common Share:
        Before Cumulative Effect of
         Changes in Accounting Principles      $0.63       $0.54        16.7%
        Cumulative Effect of Changes in
         Accounting Principles                 (0.02)        -            n/m
        Net Income                             $0.61       $0.54        13.0%
      Diluted Earnings Per Common Share:
        Before Cumulative Effect of
         Changes in Accounting Principles      $0.61       $0.52        17.3%
        Cumulative Effect of Changes in
         Accounting Principles                 (0.02)        -            n/m
        Net Income                             $0.59       $0.52        13.5%
      Dividends Paid Per Common Share          $0.24       $0.24         0.0%
      Return on Assets                         0.70%       0.62%
      Return on Equity                        13.51%      12.38%
      Net Interest Margin (FTE)                2.02%       2.36%
      Full-Time Equivalent Employees           3,177       3,307

    n/m - not meaningful


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Statements Of Income
    (unaudited)
                                                 Twelve Months Ended
                                                    December 31,
    (Dollars In Thousands Except Per
     Share Data)                                2003        2002     % Change

    Net Interest Income                     $315,792    $315,558       0.1%

    Provision for Loan and Lease Losses      115,979      99,549      16.5%

    Noninterest Income:
      Service Charges on Deposit Accounts     50,023      45,184      10.7%
      Loan Servicing Fees                     40,163      36,980       8.6%
      Commercial Mortgage Banking Revenue     44,791      25,354      76.7%
      Other Service Charges and Fees          50,935      45,418      12.1%
      Leasing Income                         510,109     605,887     (15.8)%
      Cash Gain on Sale of Loans              20,333      15,691      29.6%
      Warrant Gains                            1,636       8,186     (80.0)%
      Net Securities Gains / (Losses)          6,307       2,596     143.0%
      Net Gain on Florida Assets and
       Liabilities                            74,998           -        n/m
      Net Gain on Merchant Services
       Business                               19,000           -        n/m
      Other                                   26,994      20,196      33.7%
         Total Noninterest Income            845,289     805,492       4.9%

    Noninterest Expense:
      Salaries, Wages and Benefits           253,399     233,178       8.7%
      Charges and Fees                        32,152      30,531       5.3%
      Occupancy                               25,365      23,637       7.3%
      Leasing Expense                        365,408     416,508     (12.3)%
      Equipment Expense                       26,285      24,345       8.0%
      Professional Services                   32,667      25,990      25.7%
      Minority Interest Expense               12,788       7,069      80.9%
      Debt Retirement Charge                  25,584           -        n/m
      Disposition Cost of Subprime Loans       6,914           -        n/m
      Other                                  119,493     114,770       4.1%
         Total Noninterest Expense           900,055     876,028       2.7%

           Income Before Income Taxes and
            Cumulative Effect of Changes in
            Accounting Principles            145,047     145,473      (0.3)%

    Income Taxes                              47,145      50,022      (5.8)%

           Income Before Cumulative Effect
            of Changes in Accounting
            Principles                        97,902      95,451       2.6%

    Cumulative Effect of Changes in
     Accounting Principles                    (1,202)          -        n/m

              Net Income                     $96,700     $95,451       1.3%

    Other Data:
      Basic Earnings Per Common Share:
        Before Cumulative Effect of
         Changes in Accounting Principles      $1.98       $1.94       2.1%
        Cumulative Effect of Changes in
         Accounting Principles                 (0.02)        -          n/m
        Net Income                             $1.96       $1.94       1.0%
      Diluted Earnings Per Common Share:
        Before Cumulative Effect of
         Changes in Accounting Principles      $1.92        1.88       2.1%
        Cumulative Effect of Changes in
         Accounting Principles                 (0.02)        -          n/m
        Net Income                             $1.90       $1.88       1.1%
      Dividends Paid Per Common Share          $0.96       $0.96       0.0%
      Return on Assets                         0.55%       0.58%
      Return on Equity                        10.97%      11.27%
      Net Interest Margin (FTE)                2.18%       2.41%
      Full-Time Equivalent Employees

    n/m - not meaningful


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Quarterly Statements Of Income
    (unaudited)
                                                     2003
    (Dollars In Thousands Except  Fourth    Third   Second    First     Full
     Per Share Data)              Quarter  Quarter  Quarter  Quarter    Year

    Net Interest Income          $74,216  $74,123  $84,494  $82,959  $315,792

    Provision for Loan and Lease
     Losses                       35,070   11,919   52,469   16,521   115,979

    Noninterest Income:
      Service Charges on Deposit
       Accounts                   12,367   12,933   12,391   12,332    50,023
      Loan Servicing Fees         13,150    6,925    9,428   10,660    40,163
      Commercial Mortgage
       Banking Revenue            13,550   10,095   10,849   10,297    44,791
      Other Service Charges and
       Fees                       12,758   13,520   12,921   11,736    50,935
      Leasing Income             114,484  126,192  131,459  137,974   510,109
      Cash Gain on Sale of Loans   3,714    4,553    7,124    4,942    20,333
      Warrant Gains                    -        -    1,308      328     1,636
      Net Securities Gains /
       (Losses)                   (1,128)   5,077      858    1,500     6,307
      Net Gain on Florida Assets
       and Liabilities            74,998        -        -        -    74,998
      Net Gain on Merchant
       Services Business               -        -   19,000        -    19,000
      Other                        9,664    6,176    7,636    3,518    26,994
         Total Noninterest
          Income                 253,557  185,471  212,974  193,287   845,289

    Noninterest Expense:
      Salaries, Wages and
       Benefits                   64,855   60,737   65,823   61,984   253,399
      Charges and Fees             9,059    7,404    7,867    7,822    32,152
      Occupancy                    6,449    6,224    6,464    6,228    25,365
      Leasing Expense             88,412   89,047   92,780   95,169   365,408
      Equipment Expense            6,114    6,398    6,824    6,949    26,285
      Professional Services        7,945    7,906    8,418    8,398    32,667
      Minority Interest Expense    3,197    3,197    3,197    3,197    12,788
      Debt Retirement Charge      25,584        -        -        -    25,584
      Disposition Cost of
       Subprime Loans                  -        -    6,914        -     6,914
      Other                       34,659   26,378   27,007   31,449   119,493
         Total Noninterest
          Expense                246,274  207,291  225,294  221,196   900,055

           Income Before Income
            Taxes and Cumulative
            Effect of Changes
            in Accounting
            Principles            46,429   40,384   19,705   38,529   145,047

    Income Taxes                  15,005   12,923    6,502   12,715    47,145

           Income Before
            Cumulative Effect
            of Changes in
            Accounting
            Principles            31,424   27,461   13,203   25,814    97,902

    Cumulative Effect of Changes
     in Accounting Principles     (1,202)       -        -        -    (1,202)

              Net Income         $30,222  $27,461  $13,203  $25,814   $96,700

    Other Data:
      Basic Earnings Per Common
       Share:
        Before Cumulative Effect
         of Changes in
         Accounting Principles     $0.63    $0.56    $0.27    $0.52     $1.98
        Cumulative Effect of
         Changes in Accounting
         Principles                (0.02)     -        -        -       (0.02)
        Net Income                 $0.61    $0.56    $0.27    $0.52     $1.96
      Diluted Earnings Per
       Common Share:
        Before Cumulative Effect
         of Changes in
         Accounting Principles     $0.61    $0.54    $0.26    $0.51     $1.92
        Cumulative Effect of
         Changes in Accounting
         Principles                (0.02)     -        -        -       (0.02)
        Net Income                 $0.59    $0.54    $0.26    $0.51     $1.90
      Dividends Paid Per Common
       Share                       $0.24    $0.24    $0.24    $0.24     $0.96
      Return on Assets              0.70%    0.62%    0.30%    0.59%     0.55%
      Return on Equity             13.51%   12.91%    5.85%   11.76%    10.97%
      Net Interest Margin (FTE)     2.02%    2.01%    2.32%    2.37%     2.18%
      Full-Time Equivalent
       Employees                   3,177    3,345    3,355    3,333


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Quarterly Statements Of Income
    (unaudited)
                                                     2002
    (Dollars In Thousands Except  Fourth    Third   Second    First     Full
    Per Share Data)               Quarter  Quarter  Quarter  Quarter    Year

    Net Interest Income          $80,909  $77,626  $78,728  $78,295  $315,558

    Provision for Loan and Lease
     Losses                       18,237   23,532   33,575   24,205    99,549

    Noninterest Income:
      Service Charges on Deposit
       Accounts                   12,139   11,681   10,915   10,449    45,184
      Loan Servicing Fees         11,550    9,018    8,414    7,998    36,980
      Commercial Mortgage
       Banking Revenue             8,222    5,365    6,021    5,746    25,354
      Other Service Charges and
       Fees                       12,754   10,744   12,021    9,899    45,418
      Leasing Income             148,107  150,135  152,664  154,981   605,887
      Cash Gain on Sale of Loans   3,556    5,001    4,494    2,640    15,691
      Warrant Gains                    -        -    8,186        -     8,186
      Net Securities Gains /
       (Losses)                    1,309      633      654        -     2,596
      Other                        6,650    5,820    3,209    4,517    20,196
         Total Noninterest
          Income                 204,287  198,397  206,578  196,230   805,492

    Noninterest Expense:
      Salaries, Wages and
       Benefits                   60,918   57,141   58,730   56,389   233,178
      Charges and Fees             7,752    7,029    8,099    7,651    30,531
      Occupancy                    5,808    5,861    5,950    6,018    23,637
      Leasing Expense            102,416  102,690  104,537  106,865   416,508
      Equipment Expense            6,483    5,680    5,975    6,207    24,345
      Professional Services        7,679    6,007    6,219    6,085    25,990
      Minority Interest Expense    3,180    3,223      666        -     7,069
      Other                       32,464   28,448   26,461   27,397   114,770
         Total Noninterest
          Expense                226,700  216,079  216,637  216,612   876,028

           Income Before Income
            Taxes                 40,259   36,412   35,094   33,708   145,473

    Income Taxes                  13,630   12,376   11,924   12,092    50,022

              Net Income         $26,629  $24,036  $23,170  $21,616   $95,451

    Other Data:
      Earnings Per Common Share
       - Basic                     $0.54    $0.49    $0.47    $0.43     $1.94
      Earnings Per Common Share
       - Diluted                   $0.52    $0.47    $0.46    $0.43     $1.88
      Dividends Paid Per Common
       Share                       $0.24    $0.24    $0.24    $0.24     $0.96
      Return on Assets              0.62%    0.59%    0.57%    0.53%     0.58%
      Return on Equity             12.38%   11.33%   10.91%   10.45%    11.27%
      Net Interest Margin (FTE)     2.36%    2.37%    2.45%    2.47%     2.41%
      Full-Time Equivalent
       Employees                   3,307    3,214    3,240    3,204


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Period End Balance Sheets
    (unaudited)
                                                  2003
                             Fourth        Third        Second        First
    (In Thousands)           Quarter      Quarter       Quarter      Quarter
    ASSETS
      Cash and Due From
       Banks                 $273,299     $288,176      $352,241     $340,141
      Federal Funds Sold
       and Reverse
       Repurchase
       Agreements             253,273      341,833       337,006      561,446
      Trading Account
       Securities             119,646      142,660       105,877      111,516
      Loans and Leases
       Held For Sale          595,505      494,804       447,039      255,593
      Investment
       Securities           4,527,912    4,731,323     4,760,894    4,320,723
      Loans and Leases:
        Corporate Lending:
            Commercial      4,038,545    4,288,451     4,459,612    4,515,888
            Mortgage          961,939      992,619     1,017,061      947,205
            Construction      452,581      504,071       516,348      528,824
            Lease
             Financing      1,275,255    1,304,659     1,253,851    1,233,533
                Total
                Corporate
                Lending     6,728,320    7,089,800     7,246,872    7,225,450
        Consumer Lending:
           Installment      1,670,667    1,573,782     1,424,207    1,362,896
           Residential         36,241       26,812        37,741      519,632
           Lease
            Financing         460,302      320,866       155,577       43,522
                 Total
                 Consumer
                 Lending    2,167,210    1,921,460     1,617,525    1,926,050
          Total Loans and
           Leases           8,895,530    9,011,260     8,864,397    9,151,500
        Reserve for Loan
         and Lease Losses    (160,000)    (184,160)     (185,019)    (201,020)
              Net Loans
               and Leases   8,735,530    8,827,100     8,679,378    8,950,480
      Leased Equipment      1,653,264    1,825,721     2,006,999    2,181,823
      Premises and
       Equipment               92,837       99,561        97,070       98,853
      Goodwill                 81,801       84,269        83,979       82,651
      Other Assets            684,438      772,186       923,516      823,194
                          $17,017,505  $17,607,633   $17,793,999  $17,726,420
    LIABILITIES AND
      SHAREHOLDERS'
       EQUITY
    Liabilities:
      Deposits:
        Noninterest
         Bearing           $1,491,473   $1,412,183    $1,357,468   $1,163,209
        Interest Bearing    8,844,245    9,359,919     9,598,344    9,502,086
          Total Deposits   10,335,718   10,772,102    10,955,812   10,665,295
      Short-Term Debt       1,443,438    1,403,012     1,268,198    1,506,797
      Long-Term Debt        3,298,930    3,476,460     3,624,262    3,661,219
      Guaranteed Preferred
       Beneficial
         Interests in
          Company's Junior
          Subordinated
          Debentures          465,799      451,389       451,284      451,179
      Minority Interest       160,966      160,966       160,966      160,966
      Accrued Interest
       and Other
       Liabilities            413,600      451,294       442,883      401,981
          Total
           Liabilities     16,118,451   16,715,223    16,903,405   16,847,437

    Shareholders' Equity:
      Preferred Stock           7,000        7,000         7,000        7,000
      Common Stock             14,538       14,492        14,461       14,454
      Capital Surplus         305,632      301,737       298,838      298,498
      Retained Earnings       652,206      634,018       618,712      619,444
      Accumulated Other
         Comprehensive
          Income              (80,322)     (64,837)      (48,417)     (60,413)
        Total
         Shareholders'
         Equity               899,054      892,410       890,594      878,983
                          $17,017,505  $17,607,633   $17,793,999  $17,726,420


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Period End Balance Sheets
    (unaudited)
                                                  2002
                             Fourth        Third        Second        First
    (In Thousands)           Quarter      Quarter       Quarter      Quarter
    ASSETS
      Cash and Due From
       Banks                 $351,994     $327,467      $244,147     $227,137
      Federal Funds Sold
       and Reverse
       Repurchase
       Agreements             188,925      119,464        56,337       96,313
      Trading Account
       Securities             127,848      204,202        81,739      100,002
      Loans and Leases
       Held For Sale          436,884      189,581       328,453      125,421
      Investment
       Securities           4,215,238    4,138,464     3,815,609    3,897,222
      Loans and Leases:
        Corporate
         Lending:
            Commercial      4,482,373    4,418,133     4,289,690    4,321,443
            Mortgage          960,636      973,833       873,726      862,514
            Construction      510,331      510,410       575,655      563,425
            Lease
             Financing      1,273,901    1,255,574     1,242,558    1,143,657
                 Total
                 Corporate
                 Lending    7,227,241    7,157,950     6,981,629    6,891,039
        Consumer Lending:
           Installment      1,306,761    1,164,509     1,008,386      911,151
           Residential        599,793      676,971       750,045      848,676
           Lease
            Financing               -            -             -            -
                 Total
                 Consumer
                 Lending    1,906,554    1,841,480     1,758,431    1,759,827
          Total Loans and
           Leases           9,133,795    8,999,430     8,740,060    8,650,866
        Reserve for Loan
         and Lease Losses    (201,051)    (204,809)     (214,860)    (243,019)
              Net Loans
               and Leases   8,932,744    8,794,621     8,525,200    8,407,847
      Leased Equipment      2,350,356    2,397,967     2,479,125    2,559,580
      Premises and
       Equipment              101,513      101,003       101,230      101,794
      Goodwill                 82,651       82,651        82,432       82,432
      Other Assets            751,856      741,695       861,061      707,543
                          $17,540,009  $17,097,115   $16,575,333  $16,305,291
    LIABILITIES AND
      SHAREHOLDERS'
       EQUITY
    Liabilities:
      Deposits:
        Noninterest
         Bearing           $1,141,990     $988,508      $844,256     $849,694
        Interest Bearing    8,706,989    8,284,737     8,548,319    8,056,706
          Total Deposits    9,848,979    9,273,245     9,392,575    8,906,400
      Short-Term Debt       1,925,005    1,886,715     1,314,980    1,668,360
      Long-Term Debt        3,842,657    4,017,644     3,976,155    3,962,991
      Guaranteed Preferred
       Beneficial Interests
       in Company's Junior
       Subordinated
       Debentures             451,074      450,969       450,864      450,759
      Minority Interest       160,966      163,337       161,213            -
      Accrued Interest
       and Other
       Liabilities            430,957      449,889       434,465      490,767
          Total
           Liabilities     16,659,638   16,241,799    15,730,252   15,479,277

    Shareholders' Equity:
      Preferred Stock           7,000        7,000         7,000        7,000
      Common Stock             14,454       14,409        14,427       14,603
      Capital Surplus         298,025      298,731       298,898      322,836
      Retained Earnings       604,013      589,533       577,579      566,481
      Accumulated Other
         Comprehensive
          Income              (43,121)     (54,357)      (52,823)     (84,906)
        Total
         Shareholders'
         Equity               880,371      855,316       845,081      826,014
                          $17,540,009  $17,097,115   $16,575,333  $16,305,291


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Credit Loss Experience
    (unaudited)
                                                   2003
                              Fourth    Third     Second    First      Full
    (Dollars In Thousands)   Quarter   Quarter   Quarter   Quarter     Year
    Reserve for Loan and
     Lease Losses
      At Beginning of Period $184,160  $185,019  $201,020  $201,051  $201,051

    Provision Charged to
     Expense                   35,070    11,919    52,469    16,521   115,979

    Net Charge-Offs:
     Corporate Lending:
       Commercial              24,166     7,726    11,147     8,093    51,132
       Mortgage                 1,062         -        54        46     1,162
       Construction                52       (56)     (241)       65      (180)
       Lease Financing         32,094     3,946     1,714     3,294    41,048
         Net Corporate
          Lending              57,374    11,616    12,674    11,498    93,162
     Consumer Lending:
       Installment              2,003     1,118     1,467       576     5,164
       Residential               (166)        2    54,320     4,478    58,634
       Lease Financing             19        42         9         -        70
         Net Consumer
          Lending               1,856     1,162    55,796     5,054    63,868
            Net Charge-Offs    59,230    12,778    68,470    16,552   157,030

    Reserve for Loan and
     Lease Losses
      At End of Period       $160,000  $184,160  $185,019  $201,020  $160,000

    Net Charge-Offs to
     Average Total Loans and
     Leases: (Annualized)
     Corporate Lending:
       Commercial               2.34%     0.69%     0.99%     0.73%     1.17%
       Mortgage                 0.44%        -%     0.02%     0.02%     0.12%
       Construction             0.04%    (0.04%)   (0.18%)    0.05%    (0.03%)
       Lease Financing          9.89%     1.27%     0.56%     1.06%     3.27%
         Total Corporate
          Lending               3.33%     0.65%     0.70%     0.64%     1.31%
     Consumer Lending:
       Installment              0.48%     0.29%     0.42%     0.17%     0.35%
       Residential             (2.49%)    0.07%    44.70%     3.25%    22.04%
       Lease Financing          0.02%     0.07%     0.04%        -%     0.04%
         Total Consumer
          Lending               0.35%     0.26%    11.21%     1.04%     3.28%
           Total Loans and
            Leases              2.64%     0.57%     2.98%     0.73%     1.73%


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Credit Loss Experience
    (unaudited)
                                                   2002
                              Fourth    Third     Second    First      Full
    (Dollars In Thousands)   Quarter   Quarter   Quarter   Quarter     Year
    Reserve for Loan and
     Lease Losses
      At Beginning of Period $204,809  $214,860  $243,019  $241,143  $241,143

    Provision Charged to
     Expense                   18,237    23,532    33,575    24,205    99,549

    Net Charge-Offs:
     Corporate Lending:
       Commercial               7,244    24,859    25,057    13,937    71,097
       Mortgage                     -        22         -        24        46
       Construction               150       379         -       300       829
       Lease Financing         10,101     2,620    21,635     4,324    38,680
         Net Corporate
          Lending              17,495    27,880    46,692    18,585   110,652
     Consumer Lending:
       Installment                753       850       782       727     3,112
       Residential              3,747     4,853    14,260     3,017    25,877
       Lease Financing              -         -         -         -         -
         Net Consumer
          Lending               4,500     5,703    15,042     3,744    28,989
            Net Charge-Offs    21,995    33,583    61,734    22,329   139,641

    Reserve for Loan and
     Lease Losses At End
     of Period               $201,051  $204,809  $214,860  $243,019  $201,051

    Net Charge-Offs to
     Average Total Loans and
     Leases: (Annualized)
     Corporate Lending:
       Commercial               0.66%     2.35%     2.37%     1.27%     1.65%
       Mortgage                    -%     0.01%        -%     0.01%     0.01%
       Construction             0.11%     0.28%        -%     0.21%     0.15%
       Lease Financing          3.25%     0.85%     7.25%     1.55%     3.23%
         Total Corporate
          Lending               0.98%     1.61%     2.72%     1.07%     1.59%
     Consumer Lending:
       Installment              0.24%     0.31%     0.32%     0.31%     0.30%
       Residential              2.46%     2.83%     7.21%     1.39%     3.51%
       Lease Financing             -%        -%        -%        -%        -%
         Total Consumer
          Lending               0.98%     1.29%     3.43%     0.83%     1.62%
           Total Loans and
            Leases              0.98%     1.55%     2.87%     1.02%     1.59%


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Nonperforming Assets
    (unaudited)
                                                       2003
                                       Fourth    Third      Second    First
    (Dollars In Thousands)             Quarter  Quarter    Quarter   Quarter
    Nonaccrual Loans:
     Corporate Lending:
       Commercial                      $62,288  $109,022   $116,926  $123,912
       Mortgage                          8,146     5,330      6,307     7,298
       Construction                      2,469     3,617      3,792     1,321
       Lease Financing                     514     2,271      2,267     2,792
           Total Corporate Lending      73,417   120,240    129,292   135,323
     Consumer Lending:
       Installment                           -         -          -         -
       Residential                       6,442     3,468      4,011    45,927
       Lease Financing                       -         -          -         -
           Total Consumer Lending        6,442     3,468      4,011    45,927
               Total Nonaccrual Loans   79,859   123,708    133,303   181,250

    Other Nonperforming Assets           4,299     8,251     13,858    22,172

        Total Nonperforming Assets     $84,158  $131,959   $147,161  $203,422

    Loans 90 Days Past Due Still
     Accruing                          $12,702   $10,211     $5,971   $36,038

    Reserve for Loan and Lease Losses
     as a Percent of:
      Nonaccrual Loans                 200.35%   148.87%    138.80%   110.91%
      Nonperforming Assets             190.12%   139.56%    125.73%    98.82%
      Total Loans and Leases             1.80%     2.04%      2.09%     2.20%
    Nonaccrual Loans as a % of Total
     Loans and Leases                     .90%     1.37%      1.50%     1.98%
    Nonperforming Assets as a Percent
     of:
      Total Loans, Leases  and Other
       Nonperforming Assets               .95%     1.46%      1.66%     2.22%
      Total Assets                        .49%      .75%       .83%     1.15%


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Nonperforming Assets
    (unaudited)
                                                       2002
                                       Fourth    Third      Second    First
    (Dollars In Thousands)            Quarter   Quarter    Quarter   Quarter
    Nonaccrual Loans:
     Corporate Lending:
       Commercial                      $99,805  $117,571   $108,330  $111,727
       Mortgage                         11,783    10,619      5,546     1,938
       Construction                      1,746     2,243      7,268     1,984
       Lease Financing                   4,008     3,952      3,497     5,223
           Total Corporate Lending     117,342   134,385    124,641   120,872
     Consumer Lending:
       Installment                           -         -          -         -
       Residential                      49,091    44,548     35,920    62,530
       Lease Financing                       -         -          -         -
           Total Consumer Lending       49,091    44,548     35,920    62,530
               Total Nonaccrual Loans  166,433   178,933    160,561   183,402

    Other Nonperforming Assets          15,780    14,579     25,471    28,098

        Total Nonperforming Assets    $182,213  $193,512   $186,032  $211,500

    Loans 90 Days Past Due Still
     Accruing                          $29,918   $30,482    $29,186   $29,390

    Reserve for Loan and Lease Losses
     as a Percent of:
      Nonaccrual Loans                 120.80%   114.46%    133.82%   132.51%
      Nonperforming Assets             110.34%   105.84%    115.50%   114.90%
      Total Loans and Leases             2.20%     2.28%      2.46%     2.81%
    Nonaccrual Loans as a % of Total
     Loans and Leases                    1.82%     1.99%      1.84%     2.12%
    Nonperforming Assets as a Percent
     of:
      Total Loans, Leases  and Other
       Nonperforming Assets              1.99%     2.15%      2.12%     2.44%
      Total Assets                       1.04%     1.13%      1.12%     1.30%


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Average Balances and Rates
    On a Fully Taxable Equivalent Basis
    (unaudited)
                                               2003
                          Fourth Quarter     Third Quarter    Second Quarter
                         Average  Average  Average  Average  Average  Average
    (Dollars In          Balance  Rate     Balance  Rate     Balance  Rate
     Millions)

    Assets:
      Loans and Leases:
         Corporate
          Lending:
             Commercial   $4,130   5.40 %   $4,461   5.71 %   $4,518   5.73 %
             Mortgage        971   5.19        980   5.32        909   5.59
             Construction    488   3.79        512   4.45        539   4.34
             Lease
              Financing    1,299   7.72      1,247   8.14      1,227   8.72
                 Total
                  Corporate
                  Lending  6,888   5.69      7,200   5.99      7,193   6.12
         Consumer
          Lending:
             Installment   1,666   4.08      1,519   4.36      1,407   4.78
             Residential      27  14.21         12  13.46        486  10.17
             Lease
              Financing      401   5.63        234   7.02         97   8.91
                 Total
                  Consumer
                  Lending  2,094   4.51      1,765   4.77      1,990   6.29
          Total Loans
           and Leases      8,982   5.42      8,965   5.75      9,183   6.16
     Investment
      Securities           4,583   3.76      4,702   3.63      4,471   4.32
     Federal Funds Sold
      and Reverse
          Repurchase
           Agreements        377   1.56        446   1.55        441   1.90
     Other Short-Term
      Investments            613   4.66        549   5.85        498   5.70
           Total Earning
            Assets        14,555   4.76     14,662   4.95     14,593   5.45
      Cash and Due From
       Banks                 276               306               310
      Leased Equipment     1,737             1,918             2,101
      Other Assets           827               791               868
          Total Assets   $17,395           $17,677           $17,872
    Liabilities and
      Shareholders'
       Equity:
      Deposits:
        Demand Deposits   $1,119   1.22     $1,266   1.33     $1,204   1.51
        Savings Deposits   1,633   1.66      1,553   1.71      1,460   1.80
        Time Deposits      6,384   2.28      6,700   2.56      6,990   2.68
          Total Deposits   9,136   2.04      9,519   2.26      9,654   2.40
      Short-Term Debt:
        Federal Funds
         Purchased and
          Repurchase
           Agreements      1,046   2.55      1,168   2.32      1,129   2.37
        Commercial Paper     244   1.01        250   1.14        265   1.24
          Total Short-
           Term Debt       1,290   2.26      1,418   2.11      1,394   2.16
      Long-Term Debt       3,459   4.80      3,573   4.72      3,638   4.85
      Junior
       Subordinated
       Debentures            452   3.92        451   3.95        451   4.09
        Total Interest
         Bearing
         Liabilities      14,337   2.78     14,961   2.88     15,137   3.01
      Noninterest
       Bearing Deposits    1,515             1,388             1,264
      Minority Interest      161               161               162
      Other Liabilities      488               316               406
      Shareholders'
       Equity                894               851               903
         Total
          Liabilities and
            Shareholders'
            Equity       $17,395           $17,677           $17,872

    Net Interest Spread            1.98 %            2.07 %            2.44 %
    Net Interest Margin            2.02 %            2.01 %            2.32 %


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Average Balances and Rates
    On a Fully Taxable Equivalent Basis
    (unaudited)
                                                        2003
                                            First Quarter       Full Year
                                           Average  Average  Average  Average
    (Dollars In Millions)                  Balance  Rate     Balance  Rate
    Assets:
      Loans and Leases:
         Corporate Lending:
             Commercial                     $4,446   5.66 %   $4,388   5.63 %
             Mortgage                          934   5.83        949   5.48
             Construction                      522   4.19        515   4.20
             Lease Financing                 1,246   8.85      1,254   8.35
                 Total Corporate Lending     7,148   6.13      7,106   5.98
         Consumer Lending:
             Installment                     1,352   5.12      1,487   4.55
             Residential                       552  11.68        266  11.12
             Lease Financing                    33   7.92        192   6.56
                 Total Consumer Lending      1,937   7.04      1,945   5.65
          Total Loans and Leases             9,085   6.32      9,051   5.91
     Investment Securities                   4,292   4.90      4,514   4.13
     Federal Funds Sold and Reverse
          Repurchase Agreements                313   2.13        395   1.76
     Other Short-Term Investments              504   5.35        542   5.35
           Total Earning Assets             14,194   5.76     14,502   5.22
      Cash and Due From Banks                  311               301
      Leased Equipment                       2,242             1,999
      Other Assets                             787               817
          Total Assets                     $17,534           $17,619
    Liabilities and
      Shareholders' Equity:
      Deposits:
        Demand Deposits                     $1,053   1.43     $1,161   1.37
        Savings Deposits                     1,419   1.76      1,517   1.73
        Time Deposits                        6,498   2.94      6,643   2.61
          Total Deposits                     8,970   2.57      9,321   2.31
      Short-Term Debt:
        Federal Funds Purchased and
          Repurchase Agreements              1,488   2.11      1,206   2.32
        Commercial Paper                       300   1.47        265   1.23
          Total Short-Term Debt              1,788   2.00      1,471   2.12
      Long-Term Debt                         3,769   5.20      3,609   4.89
      Junior Subordinated Debentures           451   4.22        451   4.04
        Total Interest Bearing Liabilities  14,978   3.22     14,852   2.97
      Noninterest Bearing Deposits           1,137             1,327
      Minority Interest                        161               161
      Other Liabilities                        380               397
      Shareholders' Equity                     878               882
         Total Liabilities and
            Shareholders' Equity           $17,534           $17,619

    Net Interest Spread                              2.54 %            2.25 %
    Net Interest Margin                              2.37 %            2.18 %


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Average Balances and Rates
    On a Fully Taxable Equivalent Basis
    (unaudited)
                                                  2002
                            Fourth Quarter    Third Quarter   Second Quarter
                            Average Average  Average Average  Average Average
    (Dollars In Millions)   Balance  Rate    Balance  Rate    Balance  Rate
    Assets:
      Loans and Leases:
         Corporate Lending:
             Commercial      $4,404  6.13 %   $4,227  6.36 %   $4,231  6.33 %
             Mortgage           943  5.88        930  6.08        878  6.42
             Construction       524  4.28        533  4.56        560  4.38
             Lease
              Financing       1,245  8.65      1,233  9.06      1,194  9.22
                 Total
                  Corporate
                  Lending     7,116  6.40      6,923  6.67      6,863  6.68
         Consumer Lending:
             Installment      1,232  5.50      1,080  6.16        965  6.41
             Residential        609  9.83        685  9.64        791  9.60
             Lease
              Financing           -     -          -     -          -     -
                 Total
                  Consumer
                  Lending     1,841  6.94      1,765  7.51      1,756  7.85
          Total Loans and
           Leases             8,957  6.51      8,688  6.84      8,619  6.92
     Investment Securities    4,149  5.26      3,789  5.49      3,866  5.90
     Federal Funds Sold and
      Reverse
         Repurchase
          Agreements            161  2.59        102  2.66        127  2.85
     Other Short-Term
      Investments               366  5.76        407  5.28        299  6.55
           Total Earning
            Assets           13,633  6.07     12,986  6.36     12,911  6.57
      Cash and Due From
       Banks                    324              245              212
      Leased Equipment        2,369            2,429            2,505
      Other Assets              788              703              678
          Total Assets      $17,114          $16,363          $16,306
    Liabilities and
      Shareholders' Equity:
      Deposits:
        Demand Deposits        $944  1.60       $778  1.61       $546  1.12
        Savings Deposits      1,464  1.82      1,417  2.03      1,475  1.97
        Time Deposits         5,960  3.43      6,211  3.49      6,446  3.66
          Total Deposits      8,368  2.94      8,406  3.07      8,467  3.20
      Short-Term Debt:
        Federal Funds
         Purchased and
          Repurchase
           Agreements         1,494  2.26        849  2.90        906  2.90
        Commercial Paper        295  1.82        268  1.97        284  1.93
          Total Short-Term
           Debt               1,789  2.19      1,117  2.68      1,190  2.67
      Long-Term Debt          3,939  5.07      4,019  5.13      3,974  5.14
      Junior Subordinated
       Debentures               451  4.56        451  5.28        451  5.47
        Total Interest
         Bearing
         Liabilities         14,547  3.48     13,993  3.70     14,082  3.78
      Noninterest Bearing
       Deposits               1,113              934              881
      Minority Interest         160              162               34
      Other Liabilities         434              425              460
      Shareholders' Equity      860              849              849
         Total Liabilities
          and Shareholders'
          Equity            $17,114          $16,363          $16,306

    Net Interest Spread              2.59 %           2.66 %           2.79 %
    Net Interest Margin              2.36 %           2.37 %           2.45 %


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Average Balances and Rates
    On a Fully Taxable Equivalent Basis
    (unaudited)
                                                        2002
                                           First Quarter      Full Year
                                          Average Average  Average Average
    (Dollars In Millions)                 Balance  Rate    Balance  Rate
    Assets:
      Loans and Leases:
         Corporate Lending:
             Commercial                    $4,386  6.55 %   $4,312  6.34 %
             Mortgage                         882  6.54        909  6.22
             Construction                     567  4.82        546  4.51
             Lease Financing                1,117  9.84      1,199  9.16
                 Total Corporate Lending    6,952  6.94      6,966  6.67
         Consumer Lending:
             Installment                      937  6.99      1,054  6.21
             Residential                      869  9.30        737  9.59
             Lease Financing                    -     -          -     -
                 Total Consumer Lending     1,806  8.11      1,791  7.60
          Total Loans and Leases            8,758  7.18      8,757  6.86
     Investment Securities                  3,721  5.82      3,882  5.61
     Federal Funds Sold and Reverse
         Repurchase Agreements                109  2.79        125  2.71
     Other Short-Term Investments             285  6.15        341  5.85
           Total Earning Assets            12,873  6.72     13,105  6.42
      Cash and Due From Banks                 238              255
      Leased Equipment                      2,606            2,477
      Other Assets                            644              701
          Total Assets                    $16,361          $16,538
    Liabilities and
      Shareholders' Equity:
      Deposits:
        Demand Deposits                      $512  1.01       $696  1.40
        Savings Deposits                    1,535  2.05      1,472  1.97
        Time Deposits                       5,920  4.00      6,134  3.64
          Total Deposits                    7,967  3.43      8,302  3.16
      Short-Term Debt:
        Federal Funds Purchased and
          Repurchase Agreements             1,481  2.47      1,182  2.56
        Commercial Paper                      273  1.92        280  1.91
          Total Short-Term Debt             1,754  2.38      1,462  2.44
      Long-Term Debt                        4,022  5.18      3,990  5.13
      Junior Subordinated Debentures          451  5.34        451  5.16
        Total Interest Bearing
         Liabilities                       14,194  3.86     14,205  3.70
      Noninterest Bearing Deposits            847              945
      Minority Interest                         -               90
      Other Liabilities                       493              451
      Shareholders' Equity                    827              847
         Total Liabilities and
            Shareholders' Equity          $16,361          $16,538

    Net Interest Spread                            2.86 %           2.72 %
    Net Interest Margin                            2.47 %           2.41 %


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Capital Data
    (unaudited)
                                                      2003
                                   Fourth    Third   Second    First    Full
                                   Quarter  Quarter  Quarter  Quarter   Year
    Per Common Share:
    Shares Outstanding (In
     Thousands):
      Average - Basic               48,943   48,830   48,770   48,776  48,830
      Average - Diluted             51,478   50,885   50,668   50,766  50,950
      Period-End                    49,040   48,885   48,783   48,759
    Book Value                      $18.19   $18.11   $18.11   $17.88
    Price:
      High                          $32.68   $28.78   $26.45   $28.91  $32.68
      Low                            28.00    25.67    21.01    21.23   21.01
      Period-End                     31.95    27.97    25.75    21.23

    Capital Ratios (Dollars in
     Millions):
    Risk-Based Capital (Current
     Qtr Estimated):
      Risk-Adjusted Assets         $13,289  $13,836  $13,807  $13,886
      Tier 1 Capital                $1,411   $1,382   $1,358   $1,359
         Percentage of Risk
          Adjusted Assets           10.62%    9.99%    9.84%    9.78%
      Total Capital                 $1,658   $1,643   $1,625   $1,617
        Percentage of Risk
         Adjusted Assets            12.48%   11.87%   11.77%   11.65%
      Tier 1 Leverage Ratio          8.14%    7.82%    7.62%    7.76%
    Period End Shareholders'
     Equity to Total Period-End
     Assets                          5.28%    5.07%    5.01%    4.96%
    Period-End Tangible
     Shareholders' Equity to Total
     Period-End Tangible Assets      4.79%    4.56%    4.49%    4.45%
    Average Shareholders' Equity
     to Total Average Assets         5.14%    4.81%    5.05%    5.01%   5.00%
    Average Tangible Shareholders'
     Equity to Total Average
     Tangible Assets                 4.64%    4.30%    4.54%    4.48%   4.49%


    Provident Financial Group, Inc. and Subsidiaries
    Consolidated Capital Data
    (unaudited)
                                                      2002
                                   Fourth    Third   Second    First    Full
                                   Quarter  Quarter  Quarter  Quarter   Year
    Per Common Share:
    Shares Outstanding (In
     Thousands):
      Average - Basic               48,744   48,616   48,646   49,228  48,806
      Average - Diluted             50,740   50,727   50,915   50,588  50,743
      Period-End                    48,760   48,611   48,672   49,257
    Book Value                      $17.91   $17.45   $17.22   $16.63
    Price:
      High                          $28.05   $29.51   $31.35   $29.97  $31.35
      Low                            21.48    24.28    24.42    22.17   21.48
      Period-End                     26.03    25.09    29.01    28.80


    Capital Ratios (Dollars in Millions):
    Risk-Based Capital (Current
     Qtr Estimated):
      Risk-Adjusted Assets         $14,226  $13,467  $13,279  $13,248
      Tier 1 Capital                $1,337   $1,321   $1,295   $1,104
         Percentage of Risk
          Adjusted Assets            9.40%    9.81%    9.75%    8.34%
      Total Capital                 $1,625   $1,604   $1,582   $1,439
        Percentage of Risk
         Adjusted Assets            11.42%   11.91%   11.91%   10.86%
      Tier 1 Leverage Ratio          7.81%    8.09%    7.96%    6.76%
    Period End Shareholders'
     Equity to Total Period-End
     Assets                          5.02%    5.00%    5.10%    5.07%
    Period-End Tangible
     Shareholders' Equity
      to Total Period-End Tangible
       Assets                        4.49%    4.45%    4.53%    4.48%
    Average Shareholders' Equity
      to Total Average Assets        5.03%    5.19%    5.21%    5.06%   5.12%
    Average Tangible Shareholders'
     Equity to Total Average
     Tangible Assets                 4.48%    4.61%    4.62%    4.47%   4.55%


    Provident Financial Group, Inc. and Subsidiaries
    Financial Information Excluding Selected Sales and Debt Retirement
    (unaudited)

    In conjunction with the sale of subprime residential mortgage loans and the Merchant Services business during the second quarter of 2003, and the sale of Florida operations, sale of classified loans and aircraft leases, retirement of corporate debt, contract termination, severance, business exit cost, and the impairment of equity investments and aircraft lease residuals during the fourth quarter of 2003, the company believes presenting financial information excluding these transactions might be beneficial to the reader as it provides data that is more comparable to other periods contained within this document.

                                                     Sale of
                                       Subprime                     Classified
                                 As     Resid-   Merchant            Loans and
                              Reported  ential   Services   Florida   Aircraft
                               (GAAP)    Loans   Business  Operations  Leases
    For the Three Months
     Ended December 31, 2003:
      Condensed Income
       Statement (In
       Thousands):
        Net Interest Income    $74,216      $-       $-        $-        $-
        Provision for Loan
         and Leases Losses     (35,070)      -        -         -   (20,940)
        Noninterest Income     253,557       -        -    74,998         -
        Noninterest Expense   (246,274)      -        -         -    (6,499)
        Income Before Income
         Taxes                  46,429       -        -    74,998   (27,439)
        Applicable Income
         Taxes                 (15,005)      -        -   (26,249)    9,604
        Effect of Changes in
         Accounting
         Principles             (1,202)      -        -         -         -
        Net Income             $30,222      $-       $-   $48,749  $(17,835)
      Other Data:
        Earnings Per Common
         Share - Diluted         $0.59     n/a      n/a     $0.95    $(0.35)
        Return on Assets         0.70%     n/a      n/a     1.12%     (0.41)%
        Return on Equity        13.51%     n/a      n/a    21.80%     (7.98)%
        Net Charge Offs         59,230     n/a      n/a     1,000    44,100
        Net Charge Offs to
         Average
         Loans and Leases
          (annualized)           2.64%     n/a      n/a       n/a       n/a


    For the Twelve Months
     Ended December 31, 2003:
      Condensed Income
       Statement (In
       Thousands):
        Net Interest Income   $315,792        $-       $-       $-        $-
        Provision for Loan
         and Leases Losses    (115,979)  (33,225)       -         -  (20,940)
        Noninterest Income     845,289       -     19,000    74,998        -
        Noninterest Expense   (900,055)   (6,914)       -         -   (6,499)
        Income Before Income
         Taxes                 145,047   (40,139)  19,000    74,998  (27,439)
        Applicable Income
         Taxes                 (47,145)   13,246   (6,270)  (26,249)   9,604
        Effect of Changes in
         Accounting
         Principles             (1,202)        -        -         -        -
        Net Income             $96,700  $(26,893) $12,730   $48,749 $(17,835)
      Other Data:
        Earnings Per Common
         Share - Diluted         $1.90    $(0.53)   $0.25     $0.96   $(0.35)
        Return on Assets         0.55%     (0.15)%   0.07%     0.28%   (0.10)%
        Return on Equity        10.97%     (3.05)%   1.44%     5.53%   (2.02)%
        Net Charge Offs        157,030    49,225      n/a     1,000   44,100
        Net Charge Offs to
         Average
         Loans and Leases
          (annualized)           1.73%       n/a      n/a       n/a      n/a


    Provident Financial Group, Inc. and Subsidiaries
    Financial Information Excluding Selected Sales and Debt Retirement
    (unaudited)

    In conjunction with the sale of subprime residential mortgage loans and the Merchant Services business during the second quarter of 2003, and the sale of Florida operations, sale of classified loans and aircraft leases, retirement of corporate debt, contract termination, severance, business exit cost, and the impairment of equity investments and aircraft lease residuals during the fourth quarter of 2003, the company believes presenting financial information excluding these transactions might be beneficial to the reader as it provides data that is more comparable to other periods contained within this document.

                                                            Impair-  Excluding
                                                             ment     Sales,
                                                  Contract    of   Impairment,
                                                  Termina-  Equity    Debt
                                                    tion,   Invest- Retirement
                                         Retire-  Severance, ment      and
                                           ment   Business    and      Other
                                            of      Exit    Aircraft  Cost
                                        Corporate Costs and  Lease    (Non-
                                           Debt    Other    Residuals  GAAP)

    For the Three Months Ended December 31, 2003:
      Condensed Income Statement (In Thousands):
        Net Interest Income                    $-       $-            $74,216
        Provision for Loan and Leases
         Losses                                 -        -   (4,075)  (10,055)
        Noninterest Income                      -        -   (2,860)  181,419
        Noninterest Expense               (25,584) (10,793)       -  (203,398)
        Income Before Income Taxes        (25,584) (10,793)  (6,935)   42,182
        Applicable Income Taxes             8,954    3,778    2,427   (13,519)
        Effect of Changes in Accounting
         Principles                             -   (1,202)       -         -
        Net Income                       $(16,630) $(8,217) $(4,508)  $28,663
      Other Data:
        Earnings Per Common Share -
         Diluted                           $(0.32)  $(0.16)  $(0.09)    $0.56
        Return on Assets                    (0.38)%  (0.19)%  (0.10)%   0.66%
        Return on Equity                    (7.44)%  (3.67)%  (2.02)%  12.82%
        Net Charge Offs                       n/a      n/a    4,075    10,055
        Net Charge Offs to Average
         Loans and Leases (annualized)        n/a      n/a      n/a     0.45%

    For the Twelve Months Ended December 31, 2003:
      Condensed Income Statement (In Thousands):
        Net Interest Income                    $-       $-       $-  $315,792
        Provision for Loan and Leases
         Losses                                 -        -   (4,075)  (57,739)
        Noninterest Income                      -        -   (2,860)  754,151
        Noninterest Expense               (25,584) (10,793)       -  (850,265)
        Income Before Income Taxes        (25,584) (10,793)  (6,935)  161,939
        Applicable Income Taxes             8,954    3,778    2,427   (52,635)
        Effect of Changes in Accounting
         Principles                             -   (1,202)       -         -
        Net Income                       $(16,630) $(8,217) $(4,508) $109,304
      Other Data:
        Earnings Per Common Share -
         Diluted                           $(0.33)  $(0.16)  $(0.09)    $2.15
        Return on Assets                    (0.09)%  (0.05)%  (0.03)%    0.62%
        Return on Equity                    (1.89)%  (0.93)%  (0.51)%   12.40%
        Net Charge Offs                       n/a      n/a    4,075    58,630
        Net Charge Offs to Average
         Loans and Leases (annualized)        n/a      n/a      n/a      0.65%


    Provident Financial Group, Inc. and Subsidiaries
    Supplementary Data
    (unaudited)

    In conjunction with the reclassification of the company's auto leases from the loan category to leased equipment, which is not included in loans or earning assets, the company believes this presentation aids in illustrating the impact the reclassification has on certain performance measures as illustrated below. This is not intended to imply that, if this reclassification were not made, these measures would be precisely equal to the adjusted measures listed below. Instead, we are providing this data to demonstrate in a general sense how these measures would look if the leased equipment were treated as an earning asset and operating lease income and depreciation expense were included in revenues.

                              Three Months Ended         Twelve Months Ended
    (In Thousands)           Dec. 31,      Dec. 31,    Dec. 31,      Dec. 31,
                              2003          2002         2003          2002

    Net Interest Income      $74,216       $80,909     $315,792      $315,558
      Add:  Operating
       Lease Income          114,484       148,107      510,109       605,887
      Less:
       Depreciation on
       Operating Leases      (82,929)     (101,885)    (366,731)     (419,438)
    Net Financing Income    $105,771      $127,131     $459,170      $502,007

    Noninterest Income      $253,557      $204,287     $845,289      $805,492
      Less:  Operating
       Lease Income         (114,484)     (148,107)    (510,109)     (605,887)
    Noninterest Income
     Excluding Operating
     Lease Income           $139,073       $56,180     $335,180      $199,605

    Total Financing
     Revenues               $244,844      $183,311     $794,350      $701,612

    Noninterest Expenses    $246,274      $226,700     $900,055      $876,028
      Less: Depreciation
       on Operating
       Leases                (82,929)     (101,885)    (366,731)     (419,438)
    Noninterest Expenses
     Excluding
      Depreciation on
       Operating Leases     $163,345      $124,815     $533,324      $456,590

    Average Earning
     Assets              $14,555,000   $13,633,000  $14,502,000   $13,105,000
      Add:  Average
       Leased Equipment    1,737,000     2,369,000    1,999,000     2,477,000
    Average Earning
     Assets Including
     Leased Equipment    $16,292,000   $16,002,000  $16,501,000   $15,582,000

    Net Interest Margin
     Ratio - GAAP Basis        2.02%         2.36%        2.18%         2.41%

    Net Financing Income
     Ratio                     2.58%         3.15%        2.78%         3.22%

    Noninterest Expenses
     as a Percent of
      Total Revenues -
       GAAP Basis                75%           79%          78%           78%

    Noninterest Expenses
     Excluding
     Depreciation on
      Operating Leases
       as a Percent of
       Total Revenues
      Which Includes
       Depreciation on
       Operating Leases          67%           68%          67%           65%

    The company has average leased equipment which as a percentage of total average assets were 11.3% and 15.0% for the twelve month periods presented. Because of the significance of the leased equipment, which generates significant revenues but are not included in earning assets in the financial statements, the company believes that in order to compare some of the company's key metrics to other banks, the impact these financing assets have on the company's net interest margin and its noninterest expenses as a percentage of total revenues should be illustrated. Additionally, from an internal management perspective, the leased equipment is included in the company's overall interest sensitivity analysis and these assets are typically priced based on the company's cost of funds. In the financial statements, the financing cost directly related to these assets is included in net interest income and the related operating lease revenue and depreciation is reported separately in noninterest income and noninterest expense. The revenue and expense amounts listed above are derived from the company's income statements and statements of cash flows. The balance sheet data is derived from the company's average balance sheets.

     For further information, please contact:
     Christopher J. Carey
     Executive Vice President & Chief Financial Officer
     1-513-639-4644 / 1-800-851-9521
     e-mail: IR@provident-financial.com



SOURCE  Provident Financial Group, Inc.
    -0-                             01/21/2004
    /CONTACT: Christopher J. Carey, Executive Vice President & Chief Financial Officer of Provident Financial Group, Inc., +1-513-639-4644, or +1-800-851-9521, or IR@provident-financial.com/
    /Company News On-Call: http://www.prnewswire.com/comp/721925.html/ /Photo: http://www.newscom.com/cgi-bin/prnh/20030424/PFGLOGO
             AP Archive:  http://photoarchive.ap.org
             PRN Photo Desk, photodesk@prnewswire.com/
    /Web site:  http://www.providentbank.com /
    (PFGI)

CO:  Provident Financial Group, Inc.
ST:  Ohio
IN:  FIN
SU:  ERN CCA MAV